BCM Decathlon Moderate Fund

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

Supplement dated May 16, 2022

to the Prospectus and Summary Prospectus each dated May 1, 2022

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Beaumont Capital Management, LLC 125 Newbury St., 4th floor Boston, MA 02116

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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On or shortly after July 15, 2022, the Fund will undergo the following changes:

(1)	The Fund will be renamed as the BCM Market Neutral Fund.
(2)	The Fund’s investment objective will change from seeking income and capital appreciation to seeking capital gains.
(3)	The Fund’s investment strategy will change from a tactical go-anywhere approach investing in a wide variety of asset classes to investing, long or short, primarily in common stocks and exchange-traded funds that each invest primarily in common stocks with a Fund-level targeted portfolio net market exposure of 0% with a range between -10% to 10%.
(4)	The Fund will be exposed to additional principal risks related to the use of futures, options, and swap contracts; as well as short selling risk.
(5)	The Fund’s management fee will drop from 1.24% to 0.90%.
(6)	The Fund’s estimated total expenses will rise from 1.87% to 3.23% for Class A shares and from 1.47% to 2.83% for Institutional Class shares, each because of the estimated additional costs of short selling.

On or about July 15, 2022, shareholders will be sent an updated prospectus or summary prospectus that each more-fully describe the changes outlined above.

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This Supplement and the existing Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") each dated May 1, 2022, provide relevant information for all shareholders and should be retained for future reference. These documents, which have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference. The Prospectus, Summary Prospectus and SAI can be obtained without charge by visiting www.advisorspreferred.com or by calling 1-833-786-1121.